Exhibit 99.1
MGM GROWTH PROPERTIES LLC REPORTS THIRD QUARTER FINANCIAL RESULTS
Las Vegas, Nevada, November 8, 2017 – MGM Growth Properties LLC (“MGP” or the “Company”) (NYSE: MGP) today reported financial results for the quarter ended September 30, 2017. Net income attributable to MGP Class A shareholders for the quarter was $11.0 million, or $0.18 per dilutive share.
Financial highlights for the third quarter of 2017:

•	Rental revenue was $163.2 million;

•	Net income was $43.7 million, or $0.18 per diluted Operating Partnership unit;

•	Funds From Operations(1) (“FFO”) was $114.0 million, or $0.46 per diluted Operating Partnership unit;

•	Adjusted Funds From Operations(2) (“AFFO”) was $121.7 million, or $0.49 per diluted Operating Partnership unit;

•	Adjusted EBITDA(3) was $162.8 million; and

•	General and administrative expenses were $2.9 million.

On September 11, 2017, MGP completed an offering of 13,225,000 of its Class A shares for net proceeds of $387.5 million. On September 21, 2017, the Operating Partnership issued $350 million in aggregate principal amount of 4.50% senior notes due 2028. The net proceeds of these offerings were used to pay a portion of the $1,187.5 million purchase price to MGM Resorts International (“MGM Resorts”) for the long-term leasehold interest and real property improvements associated with the MGM National Harbor casino resort ("MGM National Harbor Transaction").
MGP completed the MGM National Harbor Transaction on October 5, 2017 for consideration consisting of the assumption of $425 million of debt, $462.5 million of cash and the issuance of 9.8 million Operating Partnership units to a subsidiary of MGM Resorts. The assumed debt was repaid with a portion of the proceeds from the equity and debt offerings described above. Following the transaction, MGM Resorts' indirect ownership percentage in the Operating Partnership is 73.4%.
MGM National Harbor was added to the existing Master Lease between MGM Resorts and MGP. As a result, the annual rent under the Master Lease increased by $95 million from $661.7 million to $756.7 million, pro rated for the remainder of the 2017 lease year.
“We are excited about closing the acquisition of MGM National Harbor, a premier integrated resort & casino in Maryland,” said James Stewart, CEO of MGM Growth Properties. “This transaction and the debt and equity financings that we have completed to fund the acquisition highlight the continued successful execution of our long term strategy - sustainable and accretive growth to our AFFO per share, further diversification of our portfolio geographically and the addition of another premier asset to our portfolio.”

The following table provides a reconciliation of MGP's net income to FFO, AFFO and Adjusted EBITDA for the three months ended September 30, 2017 (in thousands, except unit and per unit amounts):

Three Months Ended September 30, 2017
Reconciliation of Non-GAAP Financial Measures
Net income	$43,700
Depreciation	68,662
Property transactions, net	1,662
Funds From Operations	114,024
Amortization and write-off of financing costs and cash flow hedge amortization	2,954
Non-cash compensation expense	393
Net effect of straight-line rent and amortization of deferred revenue	1,611
Acquisition-related expenses	1,059
Amortization of above market lease, net	172
Provision for income taxes	1,488
Adjusted Funds From Operations	121,701
Interest income	(1,480)
Interest expense	45,544
Amortization of financing costs and cash flow hedge amortization	(2,954)
Adjusted EBITDA	$162,811
Weighted average Operating Partnership units outstanding
Basic	245,976,800
Diluted	246,117,322

Net income per Operating Partnership units outstanding
Basic	$0.18
Diluted	$0.18

FFO per Operating Partnership unit
Diluted	$0.46
AFFO per Operating Partnership unit
Diluted	$0.49
Financial Position
The Company had $1,138.8 million of cash and cash equivalents as of September 30, 2017, of which $903.6 million was used in connection with the closing of the MGM National Harbor transaction on October 5, 2017. Cash received from rent payments under the master lease for the three months ended September 30, 2017 was $165.4 million.

On October 13, 2017, MGM Growth Properties Operating Partnership LP (“Operating Partnership”) made a cash distribution of
$101.2 million relating to the third quarter dividend declared with respect to the Operating Partnership units, $73.2 million of which was paid to subsidiaries of MGM Resorts and $28.0 million was paid to MGP. Simultaneously, MGP paid a cash dividend of $0.3950 per Class A share.

“During the third quarter, the capital markets continued to show its tremendous support of our Company and growth strategy as we successfully executed the debt and equity financings for the National Harbor acquisition,” said Andy Chien, CFO of MGM Growth Properties. “The success of our first follow on equity offering along with our new 10 year bond offering allowed us to execute the National Harbor transaction on a leverage neutral basis and achieve the high end of our AFFO per share accretion range.  Our balance sheet remains robust, and our ability to access capital positions us well to further grow the Company on an accretive basis.”
The Company’s long-term debt at September 30, 2017 was as follows (in thousands):

September 30, 2017
Senior Secured Credit Facility:
Term Loan A Facility	$277,500
Term Loan B Facility	1,822,250
Revolving Credit Facility	—
5.625% Senior Notes due 2024	1,050,000
4.50% Senior Notes due 2026	500,000
4.50% Senior Notes due 2028	350,000
Total principal amount of long-term debt	3,999,750
Less: unamortized debt issuance costs	(58,947)
Total long-term debt, net of unamortized debt issuance costs	$3,940,803
Conference Call Details
MGP will host a conference call at 12:30 p.m. Eastern Time today which will include a brief discussion of these results followed by a question and answer period. The call will be accessible via the Internet through www.mgmgrowthproperties.com under the Investors section or by calling 1-888-317-6003 for domestic callers and 1-412-317-6061 for international callers. The conference call access code is 7731439. A replay of the call will be available through Wednesday, November 15, 2017. The replay may be accessed by dialing 1-877-344-7529 or 1-412-317-0088. The replay access code is 10112175. The call will be archived at www.mgmgrowthproperties.com.

1
Funds From Operations (“FFO”) is net income (computed in accordance with U.S. GAAP), excluding gains and losses from sales or disposals of property (presented as property transactions, net), plus real estate depreciation, as defined by the National Association of Real Estate Investment Trusts.

2
Adjusted Funds From Operations (“AFFO”) is FFO as adjusted for amortization and write-off of financing costs and cash flow hedge amortization, the net amortization of the above market lease, non-cash compensation expense, acquisition related expenses, provision for income taxes and the net effect of straight-line rents and amortization of deferred revenue.

3
Adjusted EBITDA is net income (computed in accordance with U.S. GAAP) as adjusted for gains and losses from sales or disposals of property (presented as property transactions, net), real estate depreciation, interest income, interest expense (including amortization financing costs and cash flow hedge amortization), write-off of financing costs, the net amortization of the above market lease, non-cash compensation expense, acquisition related expenses, provision for income taxes and the net effect of straight-line rents and amortization of deferred revenue.

FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA are supplemental performance measures that have not been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) that management believes are useful to investors in comparing operating and financial results between periods. Management believes that this is especially true since these measures exclude real estate depreciation and amortization expense and management believes that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes such a presentation also provides investors with a meaningful measure of the Company’s operating results in comparison to the operating results of other REITs. Adjusted EBITDA is useful to investors to further supplement AFFO and FFO and to provide investors a performance metric which excludes interest expense. In addition to non-cash items, the Company adjusts AFFO and Adjusted EBITDA for acquisition-related expenses. While we do not label these expenses as non-recurring, infrequent or unusual, management believes that it is helpful to adjust for these expenses when they do occur to allow for comparability of results between periods because each acquisition is (and will be) of varying size and complexity and may involve different types of expenses depending on the type of property being acquired and from whom. This revision to such calculations had no significant impact on our AFFO and Adjusted EBITDA as reported in prior periods.
FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA do not represent cash flow from operations as defined by U.S. GAAP, should not be considered as an alternative to net income as defined by U.S. GAAP and are not indicative of cash available to fund all cash flow needs. Investors are also cautioned that FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA as presented, may not be comparable to similarly titled measures reported by other REITs due to the fact that not all real estate companies use the same definitions.
Reconciliations of net income (loss) to FFO, AFFO and Adjusted EBITDA are included in this release.
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About MGM Growth Properties
MGM Growth Properties LLC (NYSE:MGP) is one of the leading publicly traded real estate investment trusts engaged in the acquisition, ownership and leasing of large-scale destination entertainment and leisure resorts, whose diverse amenities include casino gaming, hotel, convention, dining, entertainment and retail offerings. MGP currently owns a portfolio of properties acquired from MGM Resorts, consisting of eleven premier destination resorts in Las Vegas and elsewhere across the United States and one dining and entertainment complex which opened in April 2016. As of December 31, 2016, these properties collectively comprise 27,541 hotel rooms, over 2.65 million convention square footage, over 100 retail outlets, over 200 food and beverage outlets and over 20 entertainment venues. As a growth-oriented public real estate entity, MGP expects its relationship with MGM Resorts and other entertainment providers to attractively position MGP for the acquisition of additional properties across the entertainment, hospitality and leisure industries that MGM Resorts or other entertainment providers may develop in the future. For more information about MGP, visit the Company’s website at http://www.mgmgrowthproperties.com.
This release includes “forward-looking” statements and “safe harbor statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including those described in MGP’s public filings with the Securities and Exchange Commission. MGP has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, MGP’s expectations regarding its ability to further grow its dividend and drive shareholder value. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to MGP’s ability to receive, or delays in obtaining, any regulatory approvals required to own its properties, or other delays or impediments to completing MGP’s planned acquisitions or projects, including any acquisitions of properties from MGM; the ultimate timing and outcome of any planned acquisitions or projects; MGP’s ability to maintain its status as a REIT; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; MGP’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to MGP; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in MGP’s periodic reports filed with the Securities and Exchange Commission. In providing forward-looking statements, MGP is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If MGP updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

MGP CONTACTS:
Investment Community	News Media
ANDY CHIEN	(702) 669-1480 or media@mgpreit.com
Chief Financial Officer
MGM Growth Properties LLC
(702) 669-1470

MGM GROWTH PROPERTIES LLC
CONDENSED COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenues
Rental revenue	$163,178	$154,809	$489,532	$256,062
Tenant reimbursements and other	19,620	17,690	61,621	27,340
	182,798	172,499	551,153	283,402
Expenses
Depreciation	68,662	54,260	190,573	158,860
Property transactions, net	1,662	1,442	19,104	2,651
Property taxes	18,983	17,690	60,112	44,231
Property insurance	—	—	—	2,943
Amortization of above market lease, net	172	114	515	114
Acquisition-related expenses	1,059	9,500	1,059	10,099
General and administrative	2,882	2,701	8,223	6,490
	93,420	85,707	279,586	225,388
Operating income (loss)	89,378	86,792	271,567	58,014
Non-operating income (expense)
Interest income	1,480	—	3,039	—
Interest expense	(45,544)	(42,839)	(134,998)	(72,314)
Other non-operating	(126)	(367)	(1,438)	(439)
	(44,190)	(43,206)	(133,397)	(72,753)
Income (loss) before income taxes	45,188	43,586	138,170	(14,739)
Provision for income taxes	(1,488)	(915)	(3,903)	(915)
Net income (loss)	43,700	42,671	134,267	(15,654)
Less: Net (income) loss attributable to noncontrolling interest	(32,675)	(32,080)	(101,214)	33,198
Net income attributable to Class A shareholders	$11,025	$10,591	$33,053	$17,544

Weighted average Class A shares outstanding:
Basic	60,614,664	57,500,000	58,612,916	57,500,000
Diluted	60,755,186	57,752,163	58,807,948	57,745,665

Net income per share attributable to Class A shareholders:
Basic	$0.18	$0.18	$0.56	$0.31
Diluted	$0.18	$0.18	$0.56	$0.30

MGM GROWTH PROPERTIES LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)
(Unaudited)

	September 30, 2017	December 31, 2016
ASSETS
Real estate investments, net	$8,911,648	$9,079,678
Cash and cash equivalents	1,138,801	360,492
Tenant and other receivables, net	6,104	9,503
Prepaid expenses and other assets	8,890	10,906
Above market lease, asset	44,981	46,161
Total assets	$10,110,424	$9,506,740
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Debt, net	$3,940,803	$3,621,942
Due to MGM Resorts International and affiliates	524	166
Accounts payable, accrued expenses and other liabilities	12,281	10,478
Above market lease, liability	47,291	47,957
Accrued interest	27,393	26,137
Dividend payable	101,222	94,109
Deferred revenue	115,195	72,322
Deferred income taxes, net	25,368	25,368
Total liabilities	4,270,077	3,898,479
Commitments and contingencies
Shareholders’ equity
Class A shares: no par value, authorized 1,000,000,000 shares, issued and outstanding 70,896,795 and 57,500,000 shares	—	—
Additional paid-in capital	1,697,014	1,363,130
Accumulated deficit	(73,893)	(29,758)
Accumulated other comprehensive income	(308)	445
Total Class A shareholders' equity	1,622,813	1,333,817
Noncontrolling interest	4,217,534	4,274,444
Total shareholders' equity	5,840,347	5,608,261
Total liabilities and shareholders' equity	$10,110,424	$9,506,740